UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2010

GREENHOUSE SOLUTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-167655 (Commission File Number)	Pending (I.R.S. Employer Identification Number)

4 Research Drive, Suite 402

Shelton, CT 06484

(203) 242-3065

 (Addresses, including zip code, and telephone numbers,

including area code, of principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 29, 2010, we have entered into a Product Development contract with a private company, Korus Enterprises Inc. The Agreement covers product development of three greenhouse models for the Company’s Urban Gardening Kits. The term of the Agreement is through May 29, 2012 unless earlier terminated pursuant to the terms of the Agreement. Upon execution of the Agreement, the Company paid a retainer in the amount of $5,000.00 US.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

     (d) Exhibits

10.1 Contract for Product Development, dated as of November 29, 2010 by and between Greenhouse Solutions Inc. and Korus Enterprises Inc.

99.1 Press release dated  November 29, 2010 announcing Custom Product Development Contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHOUSE SOLUTIONS INC.

DATE: November 29, 2010	By:	/s/ Michael Grischenko
Michael Grischenko President